Exhibit 10.11

SPONSOR LOCK-UP AGREEMENT

This SPONSOR LOCK-UP AGREEMENT (this “Agreement”), dated as of May 26, 2021, is made by and among (i) Pioneer Merger Corp, a Cayman Islands exempted company (“Pioneer”), (ii) Alpha Wave Ventures, LP, a Cayman Islands limited partnership (the “Supporting Sponsor Shareholder”) and holder of Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and/or warrants (issued pursuant to that certain Private Placement Warrants Purchase Agreement, dated January 7, 2021, by and between Pioneer and Pioneer Merger Sponsor LLC) as applicable, of Pioneer (the “Pioneer Equity Securities”), and (iii) Acorns Grow Incorporated, a Delaware corporation (the “Company”). Pioneer, the Supporting Sponsor Shareholder and the Company shall be referred to herein from time to time collectively as the “parties”. Capitalized terms used but not otherwise defined herein, including capitalized terms used in any provision incorporated herein pursuant to Section 3(d) hereof, shall have the meanings ascribed to such terms in the Combination Agreement (as defined below).

WHEREAS, Pioneer, Pioneer SPAC Merger Sub Inc., a Delaware corporation, and the Company entered into that certain Business Combination Agreement, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Combination Agreement”);

WHEREAS, as of the date hereof, the Supporting Sponsor Shareholder is the record and/or beneficial owner of the number of Pioneer Equity Securities set forth on the signature page hereto (together with any other Equity Securities of Pioneer that the Supporting Sponsor Shareholder holds of record and/or beneficially, as of the date of this Agreement, or acquires record and/or beneficial ownership of after the date hereof, collectively, the “Restricted Securities”);

WHEREAS, Pioneer, Supporting Sponsor Shareholder and the members of Pioneer’s board of directors and/or management team are party to that certain letter agreement, dated as of January 12, 2021 (the “Insider Letter”); and

WHEREAS, the Supporting Sponsor Shareholder acknowledges and agrees that the Company would not have entered into and agreed to consummate the transactions contemplated by the Combination Agreement, including the Merger, without the Supporting Sponsor Shareholder and Pioneer entering into this Agreement and agreeing to be bound by the agreements, covenants and obligations contained in this Agreement.

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NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound, hereby agree as follows:

1.            Lock-Up Provisions.

(a) The Supporting Sponsor Shareholder hereby agrees not to (1) Transfer any Restricted Securities from and after the Closing and until the earlier of (w) the twelve (12) month anniversary of the date of the Closing, (x) the date after the Closing on which Pioneer completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Pioneer’s shareholders having the right to exchange their Class A ordinary shares in Pioneer for cash, securities or other property (clause (x), a “Liquidity Event”), (y) if after the Closing a third party makes a tender offer or similar transaction to all of Pioneer’s shareholders to acquire greater than 50% (which minimum condition shall be non-waivable) of the outstanding Pioneer Shares for cash, securities or other property (a “Third Party Tender”), the last day on which Pioneer Shares may be tendered or otherwise committed in connection with such Third Party Tender, provided that, if such Third Party Tender is not completed, the Lock-Up Period shall be revived and continue in accordance with its terms (and for the avoidance of doubt, such Pioneer Shares may only be Transferred pursuant to this clause (y) in the Third Party Tender itself and not otherwise outside the Third Party Tender), and (z) the trading day, if any, on which the closing price of the Class A ordinary shares of Pioneer equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) for any 20 consecutive trading days within a 30-trading day period commencing at least 150 days after the Closing Date (such period described in this clause (1), the “Lock-Up Period”), and (2) from and after the execution of the Combination Agreement and until the end of the Lock-Up Period, directly or indirectly, engage in any short sales or other hedging or derivative transactions in respect of the Restricted Securities that require the disclosure of such transaction on either Form 3 or Form 4 pursuant to the applicable requirements of Section 16 of the Exchange Act; provided that the foregoing restrictions shall not apply to the Transfer of any or all of the Restricted Securities owned by the Supporting Sponsor Shareholder made in respect of a Permitted Transfer (as defined below); provided, further, that in any of case of a Permitted Transfer, it shall be a condition to such Transfer that the transferee executes and delivers to Pioneer and the Company an agreement, in substantially the same form of this Agreement, stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to the Supporting Sponsor Shareholder, and there shall be no further Transfer of such Restricted Securities except in accordance with this Agreement. As used herein, “Transfer” shall mean (i) the sale of, offer to sell, contract or agreement to sell, hypothecation, pledge, loan, grant of any option, right or warrant to purchase or other disposal of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to any security, including any Restricted Security, (ii) entry into any swap, hedging, or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, including any Restricted Security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement or disclosure of any action or intention to effect any transaction specified in clause (i) or (ii). As used in this Agreement, the term “Permitted Transfer” shall mean a Transfer made: (A) in the case of Supporting Sponsor Shareholder being an individual, by gift to a member of one of the individual’s immediate family, or to a trust or other estate planning vehicle, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (B) in the case of Supporting Sponsor Shareholder being an individual, by virtue of laws of descent and distribution upon death of Supporting Sponsor Shareholder; (C) in the case of Supporting Sponsor Shareholder being an individual, pursuant to a qualified domestic relations order; (D) by pro rata distributions from Supporting Sponsor Shareholder to its members, partners, or shareholders pursuant to the Supporting Sponsor Shareholder’s organizational documents; (E) by virtue of applicable law or the Supporting Sponsor Shareholder’s organizational documents upon liquidation or dissolution of Supporting Sponsor Shareholder; (F) to Pioneer for no value for cancellation in connection with the consummation of a Liquidity Event; (G) in the event of Pioneer’s liquidation prior to the completion of a Liquidity Event or Third Party Tender; (H) in the event of completion of a liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of the Pioneer’s holders of Pioneer Restricted Securities having the right to exchange their Pioneer Restricted Securities for cash, securities or other property subsequent to the completion of a Liquidity Event; (I) in the case of the Supporting Sponsor Shareholder being an entity, to the Supporting Sponsor Shareholder’s officers or directors, any affiliate or family member of any of the Supporting Sponsor Shareholder’s officers or directors; or (J) to the Company in connection with the Supporting Sponsor Shareholder’s contribution of Restricted Securities to the Acorns Customer Loyalty Share Program. To the extent the Supporting Sponsor Shareholder is the Sponsor, it is agreed the term “Permitted Transfer” shall be deemed to include a Transfer made by any members or partners of the Sponsor or their affiliates, any affiliates of the Sponsor, or any employees of such affiliates.

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(b) If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and Pioneer shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Pioneer may impose stop-transfer instructions with respect to the Restricted Securities of Supporting Sponsor Shareholder (and Permitted Transferees thereof) until the end of the Lock-Up Period.

(c) During the Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF MAY 26, 2021, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER NAMED THEREIN AND CERTAIN OTHER PARTIES NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(d) For the avoidance of any doubt, Supporting Sponsor Shareholder shall retain all of its rights as a shareholder of Pioneer during the Lock-Up Period, including the right to vote, and to receive any dividends and distributions in respect of, any Restricted Securities.

(e) Supporting Sponsor Shareholder shall comply with, and fully perform all of its obligations, covenants and agreements set forth in the Insider Letter. Supporting Sponsor Shareholder shall not permit the Insider Letter to be amended or modified without the Company’s consent.

(f) At any time during the Lock-Up Period, the Company may, to the extent not prohibited by applicable Law and subject to Section 1(g), waive compliance by the Supporting Sponsor Shareholder with any of the agreements or conditions for the benefit of the Company set forth herein, provided that any such waiver shall be valid only if set forth in a written instrument signed on behalf of the Company.

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(g) If any Supporting Company Shareholder (as defined below) or Supporting Sponsor Shareholder is granted a release or waiver from or termination of any lock-up agreement (such holder, a “Triggering Holder”) executed in connection with the transactions contemplated by the Combination Agreement prior to the expiration of the Lock-Up Period, then the Company and Pioneer (i) shall provide written notice to the Supporting Sponsor Shareholder of the terms of such release, waiver or termination and (ii) shall be deemed to have granted a release, waiver or termination of this Agreement in respect of the Supporting Sponsor Shareholder’s obligations hereunder on the same terms and on a pro-rata basis with respect to such number of Restricted Securities (rounded down to the nearest whole security) equal to the product of (i) the total percentage of Restricted Securities (as defined in the Triggering Holder’s lock-up agreement) held by the Triggering Holder immediately following the consummation of the Closing that are being released from the applicable lock-up agreement multiplied by (ii) the total number of Restricted Securities held by the Supporting Sponsor Shareholder immediately following the consummation of the Closing.

2.             Representations and Warranties of Supporting Sponsor Shareholder. Supporting Sponsor Shareholder represents and warrants to the Company as follows:

(a) The Supporting Sponsor Shareholder is (i) an exempted company, corporation, limited liability company or other applicable business entity duly organized, incorporated or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of organization, incorporation or formation (as applicable) or (ii) an individual.

(b) If the Supporting Sponsor Shareholder is not an individual, the Supporting Sponsor Shareholder has the requisite exempted company, corporate, limited liability company or other similar power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. If the Supporting Sponsor Shareholder is an individual, the Supporting Sponsor Shareholder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary exempted company, corporate, limited liability company or other similar action on the part of the Supporting Sponsor Shareholder. This Agreement has been duly and validly executed and delivered by the Supporting Sponsor Shareholder and constitutes the valid, legal and binding agreements of the Supporting Sponsor Shareholder (assuming this Agreement has been, upon execution hereof, duly authorized, executed and delivered by the other Persons party hereto), enforceable against the Supporting Sponsor Shareholder in accordance with its terms (except as enforceability is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

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(c) The execution and delivery of this Agreement by Supporting Sponsor Shareholder does not, and the performance by Supporting Sponsor Shareholder of its obligations hereunder will not (i) violate any provision of, or result in the breach of, any Law to which Supporting Sponsor Shareholder is subject or by which any property or asset of Supporting Sponsor Shareholder is bound, (ii) if Supporting Sponsor Shareholder is an entity, conflict with or result in a violation of the Governing Documents of Supporting Sponsor Shareholder, or (iii) violate any provision of or result in breach, default or acceleration under any Contract binding upon Supporting Sponsor Shareholder or, if Supporting Sponsor Shareholder is an entity, its Equity Securities or, require any consent or approval that has not been given or other action that has not been taken by any Person, except in the case of clause (i) or (iii) directly above, as would not reasonably be expected to prevent, enjoin or materially delay the performance by Supporting Sponsor Shareholder of its obligations under this Agreement.

(d) No consent, notice, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of Supporting Sponsor Shareholder with respect to Supporting Sponsor Shareholder’s execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby, except for filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act.

(e) As of the date hereof, there are no Proceedings pending against Supporting Sponsor Shareholder, or to the knowledge of Supporting Sponsor Shareholder threatened against Supporting Sponsor Shareholder, before (or, in the case of threatened Proceedings, that would be before) any arbitrator or any Governmental Entity, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Supporting Sponsor Shareholder of its obligations under this Agreement.

3.             Other Lock-Up Agreements. Pioneer represents and warrants to the Supporting Sponsor Shareholder that, as of the date hereof, each other Supporting Sponsor Shareholder has entered into or will enter into a Sponsor Lock-Up Agreement with the Company and Pioneer (each, an “Other Sponsor Lock-Up Agreement”) having terms and conditions that are no more favorable to such other Supporting Sponsor Shareholder than the terms and conditions contained in this Agreement. Pioneer represents and warrants to the Supporting Sponsor Shareholder that, as of the date hereof, each Key Company Shareholder has entered into or will enter into a Company Lock-Up Agreement with the Company and Pioneer (each, together with the Other Sponsor Lock-Up Agreements, an “Other Lock-Up Agreement”) substantially in the form attached as an exhibit to the Combination Agreement. Furthermore, and in addition to and without limiting the express provisions of Section 1(g), the Company and Pioneer hereby agree that, in the event that any Other Lock-Up Agreement includes (notwithstanding the representations and warranties in the previous two sentences), or is amended or modified (including by waiver of a Key Company Shareholder’s or Supporting Sponsor Shareholder’s obligations thereunder) to include, any terms or conditions that are more favorable to the applicable Key Company Shareholder or Supporting Sponsor Shareholder under such Other Lock-Up Agreement than those contained in this Agreement or any Other Lock-Up Agreement, the Company or Pioneer, as applicable, shall, promptly following the execution, amendment or modification (including by waiver) of such Other Lock-Up Agreement, offer to the Supporting Sponsor Shareholder the opportunity to amend or modify this Agreement to include such terms and conditions (or waive such obligations, if applicable).

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4.             Miscellaneous.

(a) Termination. This Agreement, and all of the representations, warranties, agreements and covenants contained herein, shall automatically terminate, without any notice or other action by any party, and be void ab initio upon the earlier of (i) the termination of the Combination Agreement in accordance with its terms and (ii) the latest to occur of (A) the termination of the Insider Letter and (B) the end of the Lock-Up Period. Upon termination of this Agreement as provided in the immediately preceding sentence, none of the parties shall have any further obligations or liabilities under, or with respect to, this Agreement. Notwithstanding the foregoing or anything to the contrary in this Agreement, the termination of this Agreement pursuant to this Section 4(a) shall not affect any liability on the part of any party for a breach of any covenant or agreement set forth in this Agreement prior to such termination. The provisions of Section 4 of this Agreement, including this Section 4(a), shall survive any termination of this Agreement.

(b) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective Permitted Transferees and permitted successors and assigns. This Agreement and all obligations of Supporting Sponsor Shareholder are personal to Supporting Sponsor Shareholder and may not be transferred or delegated by Supporting Sponsor Shareholder (except to a Permitted Transferee) at any time without the prior written consent of Pioneer and the Company. Each of Pioneer and the Company may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Supporting Sponsor Shareholder.

(c) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d) Incorporation by Reference. Supporting Sponsor Shareholder expressly agrees to be bound by the provisions of Sections 9.1 (Non-Survival), 9.5 (Fees and Expenses), 9.6 (Construction; Interpretation), 9.9 (Severability), 9.10 (Counterparts; Electronic Signatures), 9.12 (No Recourse), 9.13 (Extension; Waiver) (subject to Section 1(g) herein), 9.14 (Governing Law), 9.15 (Submission to Jurisdiction), 9.16 (Waiver of Jury Trial), 9.17 (Remedies) and 9.18 (Legal Representation) of the Combination Agreement as if an original party thereto, and that such provisions are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

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(e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by facsimile (having obtained electronic delivery confirmation thereof), e-mail (having obtained electronic delivery confirmation thereof), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) (a) in the case of the Company or Pioneer, in accordance with Section 9.4 of the Combination Agreement and (b) in the case of the Supporting Sponsor Shareholder, to the address set forth below Supporting Sponsor Shareholder’s name on the signature page to this Agreement.

(f) Amendment. Except as provided in Section 1(e) and Section 3, this Agreement may be amended or modified only by a written agreement executed and delivered by Pioneer, the Company Shareholder Representative and the Supporting Sponsor Shareholder. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any party or parties effected in a manner which does not comply with this Section 4(f) shall be void, ab initio.

(g) Entire Agreement. This Agreement, together with the other agreements referenced herein, constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Combination Agreement or any Ancillary Documents. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Pioneer or the Company or any of the obligations of Supporting Sponsor Shareholder under any other agreement between Supporting Sponsor Shareholder and Pioneer or the Company or any certificate or instrument executed by Supporting Sponsor Shareholder in favor of Pioneer, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Pioneer or the Company or any of the obligations of Supporting Sponsor Shareholder under this Agreement.

(h) Further Assurances. From time to time, at another party’s written request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

PIONEER MERGER CORP.

By:	/s/ Scott Carpenter
	Name:	Scott Carpenter
	Title:	Chief Operating Officer

ACORNS GROW INCORPORATED

By:
Name:
Title:

SUPPORTING SPONSOR SHAREHOLDER:

ALPHA WAVE VENTURES, LP

By:	Falcon Special Opportunities General Partner, LP
Its:	General Partner

By:	Falcon Edge (Cayman) GP, Ltd
Its:	General Partner

By:	/s/ Scott Carpenter
	Name:	Scott Carpenter
	Title:	Director

Record and/or Beneficial Ownership:
Pioneer Class A Shares:	4,450,000
Pioneer Class B Shares:
Pioneer Warrants:

Address for Notice:
660 Madison Avenue, 19th Floor
New York, New York
10065
Attention: Scott Carpenter
Facsimile:
E-mail: scarpenter@falconedgecap.com

[Signature Page to Sponsor Lock-Up Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

ACORNS GROW INCORPORATED

By:	/s/Noah Kerner
Name: Noah Kerner
Title: Chief Executive Officer

[Signature Page to Sponsor Lock-Up Agreement]

SPONSOR LOCK-UP AGREEMENT

This SPONSOR LOCK-UP AGREEMENT (this “Agreement”), dated as of May 26, 2021, is made by and among (i) Pioneer Merger Corp, a Cayman Islands exempted company (“Pioneer”), (ii) the undersigned director of Pioneer (the “Supporting Sponsor Shareholder”), a holder of Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and/or warrants (issued pursuant to that certain Private Placement Warrants Purchase Agreement, dated January 7, 2021, by and between Pioneer and Pioneer Merger Sponsor LLC) as applicable, of Pioneer (the “Pioneer Equity Securities”), and (iii) Acorns Grow Incorporated, a Delaware corporation (the “Company”). Pioneer, the Supporting Sponsor Shareholder and the Company shall be referred to herein from time to time collectively as the “parties”. Capitalized terms used but not otherwise defined herein, including capitalized terms used in any provision incorporated herein pursuant to Section 3(d) hereof, shall have the meanings ascribed to such terms in the Combination Agreement (as defined below).

WHEREAS, Pioneer, Pioneer SPAC Merger Sub Inc., a Delaware corporation, and the Company entered into that certain Business Combination Agreement, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Combination Agreement”);

WHEREAS, as of the date hereof, the Supporting Sponsor Shareholder is the record and/or beneficial owner of the number of Pioneer Equity Securities set forth on the signature page hereto (together with any other Equity Securities of Pioneer that the Supporting Sponsor Shareholder holds of record and/or beneficially, as of the date of this Agreement, or acquires record and/or beneficial ownership of after the date hereof, collectively, the “Restricted Securities”);

WHEREAS, Pioneer, Supporting Sponsor Shareholder and the members of Pioneer’s board of directors and/or management team are party to that certain letter agreement, dated as of January 12, 2021 (the “Insider Letter”); and

WHEREAS, the Supporting Sponsor Shareholder acknowledges and agrees that the Company would not have entered into and agreed to consummate the transactions contemplated by the Combination Agreement, including the Merger, without the Supporting Sponsor Shareholder and Pioneer entering into this Agreement and agreeing to be bound by the agreements, covenants and obligations contained in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound, hereby agree as follows:

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1.             Lock-Up Provisions.

(a) The Supporting Sponsor Shareholder hereby agrees not to (1) Transfer any Restricted Securities from and after the Closing and until the earlier of (w) the twelve (12) month anniversary of the date of the Closing, (x) the date after the Closing on which Pioneer completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Pioneer’s shareholders having the right to exchange their Class A ordinary shares in Pioneer for cash, securities or other property (clause (x), a “Liquidity Event”), (y) if after the Closing a third party makes a tender offer or similar transaction to all of Pioneer’s shareholders to acquire greater than 50% (which minimum condition shall be non-waivable) of the outstanding Pioneer Shares for cash, securities or other property (a “Third Party Tender”), the last day on which Pioneer Shares may be tendered or otherwise committed in connection with such Third Party Tender, provided that, if such Third Party Tender is not completed, the Lock-Up Period shall be revived and continue in accordance with its terms (and for the avoidance of doubt, such Pioneer Shares may only be Transferred pursuant to this clause (y) in the Third Party Tender itself and not otherwise outside the Third Party Tender), and (z) the trading day, if any, on which the closing price of the Class A ordinary shares of Pioneer equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) for any 20 consecutive trading days within a 30-trading day period commencing at least 150 days after the Closing Date (such period described in this clause (1), the “Lock-Up Period”), and (2) from and after the execution of the Combination Agreement and until the end of the Lock-Up Period, directly or indirectly, engage in any short sales or other hedging or derivative transactions in respect of the Restricted Securities that require the disclosure of such transaction on either Form 3 or Form 4 pursuant to the applicable requirements of Section 16 of the Exchange Act; provided that the foregoing restrictions shall not apply to the Transfer of any or all of the Restricted Securities owned by the Supporting Sponsor Shareholder made in respect of a Permitted Transfer (as defined below); provided, further, that in any of case of a Permitted Transfer, it shall be a condition to such Transfer that the transferee executes and delivers to Pioneer and the Company an agreement, in substantially the same form of this Agreement, stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to the Supporting Sponsor Shareholder, and there shall be no further Transfer of such Restricted Securities except in accordance with this Agreement. As used herein, “Transfer” shall mean (i) the sale of, offer to sell, contract or agreement to sell, hypothecation, pledge, loan, grant of any option, right or warrant to purchase or other disposal of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to any security, including any Restricted Security, (ii) entry into any swap, hedging, or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, including any Restricted Security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement or disclosure of any action or intention to effect any transaction specified in clause (i) or (ii). As used in this Agreement, the term “Permitted Transfer” shall mean a Transfer made: (A) in the case of Supporting Sponsor Shareholder being an individual, by gift to a member of one of the individual’s immediate family, or to a trust or other estate planning vehicle, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (B) in the case of Supporting Sponsor Shareholder being an individual, by virtue of laws of descent and distribution upon death of Supporting Sponsor Shareholder; (C) in the case of Supporting Sponsor Shareholder being an individual, pursuant to a qualified domestic relations order; (D) by pro rata distributions from Supporting Sponsor Shareholder to its members, partners, or shareholders pursuant to the Supporting Sponsor Shareholder’s organizational documents; (E) by virtue of applicable law or the Supporting Sponsor Shareholder’s organizational documents upon liquidation or dissolution of Supporting Sponsor Shareholder; (F) to Pioneer for no value for cancellation in connection with the consummation of a Liquidity Event; (G) in the event of Pioneer’s liquidation prior to the completion of a Liquidity Event or Third Party Tender; (H) in the event of completion of a liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of the Pioneer’s holders of Pioneer Restricted Securities having the right to exchange their Pioneer Restricted Securities for cash, securities or other property subsequent to the completion of a Liquidity Event; (I) in the case of the Supporting Sponsor Shareholder being an entity, to the Supporting Sponsor Shareholder’s officers or directors, any affiliate or family member of any of the Supporting Sponsor Shareholder’s officers or directors; or (J) to the Company in connection with the Supporting Sponsor Shareholder’s contribution of Restricted Securities to the Acorns Customer Loyalty Share Program. To the extent the Supporting Sponsor Shareholder is the Sponsor, it is agreed the term “Permitted Transfer” shall be deemed to include a Transfer made by any members or partners of the Sponsor or their affiliates, any affiliates of the Sponsor, or any employees of such affiliates.

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(b)      If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and Pioneer shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Pioneer may impose stop-transfer instructions with respect to the Restricted Securities of Supporting Sponsor Shareholder (and Permitted Transferees thereof) until the end of the Lock-Up Period.

(c)       During the Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF MAY 26, 2021, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER NAMED THEREIN AND CERTAIN OTHER PARTIES NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(d)       For the avoidance of any doubt, Supporting Sponsor Shareholder shall retain all of its rights as a shareholder of Pioneer during the Lock-Up Period, including the right to vote, and to receive any dividends and distributions in respect of, any Restricted Securities.

(e)       Supporting Sponsor Shareholder shall comply with, and fully perform all of its obligations, covenants and agreements set forth in the Insider Letter. Supporting Sponsor Shareholder shall not permit the Insider Letter to be amended or modified without the Company’s consent.

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(f)       At any time during the Lock-Up Period, the Company may, to the extent not prohibited by applicable Law and subject to Section 1(g), waive compliance by the Supporting Sponsor Shareholder with any of the agreements or conditions for the benefit of the Company set forth herein, provided that any such waiver shall be valid only if set forth in a written instrument signed on behalf of the Company.

(g)      If any Supporting Company Shareholder (as defined below) or Supporting Sponsor Shareholder is granted a release or waiver from or termination of any lock-up agreement (such holder, a “Triggering Holder”) executed in connection with the transactions contemplated by the Combination Agreement prior to the expiration of the Lock-Up Period, then the Company and Pioneer (i) shall provide written notice to the Supporting Sponsor Shareholder of the terms of such release, waiver or termination and (ii) shall be deemed to have granted a release, waiver or termination of this Agreement in respect of the Supporting Sponsor Shareholder’s obligations hereunder on the same terms and on a pro-rata basis with respect to such number of Restricted Securities (rounded down to the nearest whole security) equal to the product of (i) the total percentage of Restricted Securities (as defined in the Triggering Holder’s lock-up agreement) held by the Triggering Holder immediately following the consummation of the Closing that are being released from the applicable lock-up agreement multiplied by (ii) the total number of Restricted Securities held by the Supporting Sponsor Shareholder immediately following the consummation of the Closing.

2.            Representations and Warranties of Supporting Sponsor Shareholder. Supporting Sponsor Shareholder represents and warrants to the Company as follows:

(a)      The Supporting Sponsor Shareholder is (i) an exempted company, corporation, limited liability company or other applicable business entity duly organized, incorporated or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of organization, incorporation or formation (as applicable) or (ii) an individual.

(b)      If the Supporting Sponsor Shareholder is not an individual, the Supporting Sponsor Shareholder has the requisite exempted company, corporate, limited liability company or other similar power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. If the Supporting Sponsor Shareholder is an individual, the Supporting Sponsor Shareholder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary exempted company, corporate, limited liability company or other similar action on the part of the Supporting Sponsor Shareholder. This Agreement has been duly and validly executed and delivered by the Supporting Sponsor Shareholder and constitutes the valid, legal and binding agreements of the Supporting Sponsor Shareholder (assuming this Agreement has been, upon execution hereof, duly authorized, executed and delivered by the other Persons party hereto), enforceable against the Supporting Sponsor Shareholder in accordance with its terms (except as enforceability is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

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(c)       The execution and delivery of this Agreement by Supporting Sponsor Shareholder does not, and the performance by Supporting Sponsor Shareholder of its obligations hereunder will not (i) violate any provision of, or result in the breach of, any Law to which Supporting Sponsor Shareholder is subject or by which any property or asset of Supporting Sponsor Shareholder is bound, (ii) if Supporting Sponsor Shareholder is an entity, conflict with or result in a violation of the Governing Documents of Supporting Sponsor Shareholder, or (iii) violate any provision of or result in breach, default or acceleration under any Contract binding upon Supporting Sponsor Shareholder or, if Supporting Sponsor Shareholder is an entity, its Equity Securities or, require any consent or approval that has not been given or other action that has not been taken by any Person, except in the case of clause (i) or (iii) directly above, as would not reasonably be expected to prevent, enjoin or materially delay the performance by Supporting Sponsor Shareholder of its obligations under this Agreement.

(d)      No consent, notice, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of Supporting Sponsor Shareholder with respect to Supporting Sponsor Shareholder’s execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby, except for filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act.

(e)      As of the date hereof, there are no Proceedings pending against Supporting Sponsor Shareholder, or to the knowledge of Supporting Sponsor Shareholder threatened against Supporting Sponsor Shareholder, before (or, in the case of threatened Proceedings, that would be before) any arbitrator or any Governmental Entity, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Supporting Sponsor Shareholder of its obligations under this Agreement.

3.             Other Lock-Up Agreements. Pioneer represents and warrants to the Supporting Sponsor Shareholder that, as of the date hereof, each other Supporting Sponsor Shareholder has entered into or will enter into a Sponsor Lock-Up Agreement with the Company and Pioneer (each, an “Other Sponsor Lock-Up Agreement”) having terms and conditions that are no more favorable to such other Supporting Sponsor Shareholder than the terms and conditions contained in this Agreement. Pioneer represents and warrants to the Supporting Sponsor Shareholder that, as of the date hereof, each Key Company Shareholder has entered into or will enter into a Company Lock-Up Agreement with the Company and Pioneer (each, together with the Other Sponsor Lock-Up Agreements, an “Other Lock-Up Agreement”) substantially in the form attached as an exhibit to the Combination Agreement. Furthermore, and in addition to and without limiting the express provisions of Section 1(g), the Company and Pioneer hereby agree that, in the event that any Other Lock-Up Agreement includes (notwithstanding the representations and warranties in the previous two sentences), or is amended or modified (including by waiver of a Key Company Shareholder’s or Supporting Sponsor Shareholder’s obligations thereunder) to include, any terms or conditions that are more favorable to the applicable Key Company Shareholder or Supporting Sponsor Shareholder under such Other Lock-Up Agreement than those contained in this Agreement or any

Other Lock-Up Agreement, the Company or Pioneer, as applicable, shall, promptly following the execution, amendment or modification (including by waiver) of such Other Lock-Up Agreement, offer to the Supporting Sponsor Shareholder the opportunity to amend or modify this Agreement to include such terms and conditions (or waive such obligations, if applicable).

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4.             Miscellaneous.

(a)       Termination. This Agreement, and all of the representations, warranties, agreements and covenants contained herein, shall automatically terminate, without any notice or other action by any party, and be void ab initio upon the earlier of (i) the termination of the Combination Agreement in accordance with its terms and (ii) the latest to occur of (A) the termination of the Insider Letter and (B) the end of the Lock-Up Period. Upon termination of this Agreement as provided in the immediately preceding sentence, none of the parties shall have any further obligations or liabilities under, or with respect to, this Agreement. Notwithstanding the foregoing or anything to the contrary in this Agreement, the termination of this Agreement pursuant to this Section 4(a) shall not affect any liability on the part of any party for a breach of any covenant or agreement set forth in this Agreement prior to such termination. The provisions of Section 4 of this Agreement, including this Section 4(a), shall survive any termination of this Agreement.

(b)       Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective Permitted Transferees and permitted successors and assigns. This Agreement and all obligations of Supporting Sponsor Shareholder are personal to Supporting Sponsor Shareholder and may not be transferred or delegated by Supporting Sponsor Shareholder (except to a Permitted Transferee) at any time without the prior written consent of Pioneer and the Company. Each of Pioneer and the Company may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Supporting Sponsor Shareholder.

(c)       Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d)       Incorporation by Reference. Supporting Sponsor Shareholder expressly agrees to be bound by the provisions of Sections 9.1 (Non-Survival), 9.5 (Fees and Expenses), 9.6 (Construction; Interpretation), 9.9 (Severability), 9.10 (Counterparts; Electronic Signatures), 9.12 (No Recourse), 9.13 (Extension; Waiver) (subject to Section 1(g) herein), 9.14 (Governing Law), 9.15 (Submission to Jurisdiction), 9.16 (Waiver of Jury Trial), 9.17 (Remedies) and 9.18 (Legal Representation) of the Combination Agreement as if an original party thereto, and that such provisions are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

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(e)       Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by facsimile (having obtained electronic delivery confirmation thereof), e-mail (having obtained electronic delivery confirmation thereof), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) (a) in the case of the Company or Pioneer, in accordance with Section 9.4 of the Combination Agreement and (b) in the case of the Supporting Sponsor Shareholder, to the address set forth below Supporting Sponsor Shareholder’s name on the signature page to this Agreement.

(f)       Amendment. Except as provided in Section 1(e) and Section 3, this Agreement may be amended or modified only by a written agreement executed and delivered by Pioneer, the Company Shareholder Representative and the Supporting Sponsor Shareholder. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any party or parties effected in a manner which does not comply with this Section 4(f) shall be void, ab initio.

(g)       Entire Agreement. This Agreement, together with the other agreements referenced herein, constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Combination Agreement or any Ancillary Documents. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Pioneer or the Company or any of the obligations of Supporting Sponsor Shareholder under any other agreement between Supporting Sponsor Shareholder and Pioneer or the Company or any certificate or instrument executed by Supporting Sponsor Shareholder in favor of Pioneer, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Pioneer or the Company or any of the obligations of Supporting Sponsor Shareholder under this Agreement.

(h)       Further Assurances. From time to time, at another party’s written request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

PIONEER MERGER CORP.

By:	/s/ Scott Carpenter
Name: Scott Carpenter
Title: Chief Operating Officer

ACORNS GROW INCORPORATED

By:
Name:
Title:

SUPPORTING SPONSOR SHAREHOLDER:

By:
Name: Mitchell Caplan

Record and/or Beneficial Ownership:
Pioneer Class A Shares:
Pioneer Class B Shares:	40,000
Pioneer Warrants:

Address for Notice:
660 Madison Avenue, 19th Floor
New York, New York
10065
Attention: Mitchell Caplan
Facsimile:
E-mail:

[Signature Page to Sponsor Lock-Up Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

ACORNS GROW INCORPORATED

By:	/s/ Noah Kerner
Name: Noah Kerner
Title: Chief Executive Officer

[Signature Page to Sponsor Lock-Up Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

PIONEER MERGER CORP.

By:
Name: Scott Carpenter
Title: Chief Operating Officer

ACORNS GROW INCORPORATED

By:
Name:
Title:

SUPPORTING SPONSOR SHAREHOLDER:

By:	/s/ Mitchell Caplan
Name: Mitchell Caplan

Record and/or Beneficial Ownership:
Pioneer Class A Shares:	N/A
Pioneer Class B Shares:	40,000
Pioneer Warrants:

Address for Notice:
660 Madison Avenue, 19th Floor
New York, New York
10065
Attention: Mitchell Caplan
Facsimile: N/A
E-mail: mhcaplan@gmail.com

[Signature Page to Sponsor Lock-Up Agreement]

SPONSOR LOCK-UP AGREEMENT

This SPONSOR LOCK-UP AGREEMENT (this “Agreement”), dated as of May 26, 2021, is made by and among (i) Pioneer Merger Corp, a Cayman Islands exempted company (“Pioneer”), (ii) the undersigned director of Pioneer (the “Supporting Sponsor Shareholder”), a holder of Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and/or warrants (issued pursuant to that certain Private Placement Warrants Purchase Agreement, dated January 7, 2021, by and between Pioneer and Pioneer Merger Sponsor LLC) as applicable, of Pioneer (the “Pioneer Equity Securities”), and (iii) Acorns Grow Incorporated, a Delaware corporation (the “Company”). Pioneer, the Supporting Sponsor Shareholder and the Company shall be referred to herein from time to time collectively as the “parties”. Capitalized terms used but not otherwise defined herein, including capitalized terms used in any provision incorporated herein pursuant to Section 3(d) hereof, shall have the meanings ascribed to such terms in the Combination Agreement (as defined below).

WHEREAS, Pioneer, Pioneer SPAC Merger Sub Inc., a Delaware corporation, and the Company entered into that certain Business Combination Agreement, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Combination Agreement”);

WHEREAS, as of the date hereof, the Supporting Sponsor Shareholder is the record and/or beneficial owner of the number of Pioneer Equity Securities set forth on the signature page hereto (together with any other Equity Securities of Pioneer that the Supporting Sponsor Shareholder holds of record and/or beneficially, as of the date of this Agreement, or acquires record and/or beneficial ownership of after the date hereof, collectively, the “Restricted Securities”);

WHEREAS, Pioneer, Supporting Sponsor Shareholder and the members of Pioneer’s board of directors and/or management team are party to that certain letter agreement, dated as of January 12, 2021 (the “Insider Letter”); and

WHEREAS, the Supporting Sponsor Shareholder acknowledges and agrees that the Company would not have entered into and agreed to consummate the transactions contemplated by the Combination Agreement, including the Merger, without the Supporting Sponsor Shareholder and Pioneer entering into this Agreement and agreeing to be bound by the agreements, covenants and obligations contained in this Agreement.

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NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound, hereby agree as follows:

1.            Lock-Up Provisions.

(a)       The Supporting Sponsor Shareholder hereby agrees not to (1) Transfer any Restricted Securities from and after the Closing and until the earlier of (w) the twelve (12) month anniversary of the date of the Closing, (x) the date after the Closing on which Pioneer completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Pioneer’s shareholders having the right to exchange their Class A ordinary shares in Pioneer for cash, securities or other property (clause (x), a “Liquidity Event”), (y) if after the Closing a third party makes a tender offer or similar transaction to all of Pioneer’s shareholders to acquire greater than 50% (which minimum condition shall be non-waivable) of the outstanding Pioneer Shares for cash, securities or other property (a “Third Party Tender”), the last day on which Pioneer Shares may be tendered or otherwise committed in connection with such Third Party Tender, provided that, if such Third Party Tender is not completed, the Lock-Up Period shall be revived and continue in accordance with its terms (and for the avoidance of doubt, such Pioneer Shares may only be Transferred pursuant to this clause (y) in the Third Party Tender itself and not otherwise outside the Third Party Tender), and (z) the trading day, if any, on which the closing price of the Class A ordinary shares of Pioneer equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) for any 20 consecutive trading days within a 30-trading day period commencing at least 150 days after the Closing Date (such period described in this clause (1), the “Lock-Up Period”), and (2) from and after the execution of the Combination Agreement and until the end of the Lock-Up Period, directly or indirectly, engage in any short sales or other hedging or derivative transactions in respect of the Restricted Securities that require the disclosure of such transaction on either Form 3 or Form 4 pursuant to the applicable requirements of Section 16 of the Exchange Act; provided that the foregoing restrictions shall not apply to the Transfer of any or all of the Restricted Securities owned by the Supporting Sponsor Shareholder made in respect of a Permitted Transfer (as defined below); provided, further, that in any of case of a Permitted Transfer, it shall be a condition to such Transfer that the transferee executes and delivers to Pioneer and the Company an agreement, in substantially the same form of this Agreement, stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to the Supporting Sponsor Shareholder, and there shall be no further Transfer of such Restricted Securities except in accordance with this Agreement. As used herein, “Transfer” shall mean (i) the sale of, offer to sell, contract or agreement to sell, hypothecation, pledge, loan, grant of any option, right or warrant to purchase or other disposal of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to any security, including any Restricted Security, (ii) entry into any swap, hedging, or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, including any Restricted Security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement or disclosure of any action or intention to effect any transaction specified in clause (i) or (ii). As used in this Agreement, the term “Permitted Transfer” shall mean a Transfer made: (A) in the case of Supporting Sponsor Shareholder being an individual, by gift to a member of one of the individual’s immediate family, or to a trust or other estate planning vehicle, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (B) in the case of Supporting Sponsor Shareholder being an individual, by virtue of laws of descent and distribution upon death of Supporting Sponsor Shareholder; (C) in the case of Supporting Sponsor Shareholder being an individual, pursuant to a qualified domestic relations order; (D) by pro rata distributions from Supporting Sponsor Shareholder to its members, partners, or shareholders pursuant to the Supporting Sponsor Shareholder’s organizational documents; (E) by virtue of applicable law or the Supporting Sponsor Shareholder’s organizational documents upon liquidation or dissolution of Supporting Sponsor Shareholder; (F) to Pioneer for no value for cancellation in connection with the consummation of a Liquidity Event; (G) in the event of Pioneer’s liquidation prior to the completion of a Liquidity Event or Third Party Tender; (H) in the event of completion of a liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of the Pioneer’s holders of Pioneer Restricted Securities having the right to exchange their Pioneer Restricted Securities for cash, securities or other property subsequent to the completion of a Liquidity Event; (I) in the case of the Supporting Sponsor Shareholder being an entity, to the Supporting Sponsor Shareholder’s officers or directors, any affiliate or family member of any of the Supporting Sponsor Shareholder’s officers or directors; or (J) to the Company in connection with the Supporting Sponsor Shareholder’s contribution of Restricted Securities to the Acorns Customer Loyalty Share Program. To the extent the Supporting Sponsor Shareholder is the Sponsor, it is agreed the term “Permitted Transfer” shall be deemed to include a Transfer made by any members or partners of the Sponsor or their affiliates, any affiliates of the Sponsor, or any employees of such affiliates.

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(b)       If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and Pioneer shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Pioneer may impose stop-transfer instructions with respect to the Restricted Securities of Supporting Sponsor Shareholder (and Permitted Transferees thereof) until the end of the Lock-Up Period.

(c)       During the Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF MAY 26, 2021, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER NAMED THEREIN AND CERTAIN OTHER PARTIES NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(d)       For the avoidance of any doubt, Supporting Sponsor Shareholder shall retain all of its rights as a shareholder of Pioneer during the Lock-Up Period, including the right to vote, and to receive any dividends and distributions in respect of, any Restricted Securities.

(e)       Supporting Sponsor Shareholder shall comply with, and fully perform all of its obligations, covenants and agreements set forth in the Insider Letter. Supporting Sponsor Shareholder shall not permit the Insider Letter to be amended or modified without the Company’s consent.

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(f)       At any time during the Lock-Up Period, the Company may, to the extent not prohibited by applicable Law and subject to Section 1(g), waive compliance by the Supporting Sponsor Shareholder with any of the agreements or conditions for the benefit of the Company set forth herein, provided that any such waiver shall be valid only if set forth in a written instrument signed on behalf of the Company.

(g)       If any Supporting Company Shareholder (as defined below) or Supporting Sponsor Shareholder is granted a release or waiver from or termination of any lock-up agreement (such holder, a “Triggering Holder”) executed in connection with the transactions contemplated by the Combination Agreement prior to the expiration of the Lock-Up Period, then the Company and Pioneer (i) shall provide written notice to the Supporting Sponsor Shareholder of the terms of such release, waiver or termination and (ii) shall be deemed to have granted a release, waiver or termination of this Agreement in respect of the Supporting Sponsor Shareholder’s obligations hereunder on the same terms and on a pro-rata basis with respect to such number of Restricted Securities (rounded down to the nearest whole security) equal to the product of (i) the total percentage of Restricted Securities (as defined in the Triggering Holder’s lock-up agreement) held by the Triggering Holder immediately following the consummation of the Closing that are being released from the applicable lock-up agreement multiplied by (ii) the total number of Restricted Securities held by the Supporting Sponsor Shareholder immediately following the consummation of the Closing.

2.           Representations and Warranties of Supporting Sponsor Shareholder. Supporting Sponsor Shareholder represents and warrants to the Company as follows:

(a)       The Supporting Sponsor Shareholder is (i) an exempted company, corporation, limited liability company or other applicable business entity duly organized, incorporated or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of organization, incorporation or formation (as applicable) or (ii) an individual.

(b)       If the Supporting Sponsor Shareholder is not an individual, the Supporting Sponsor Shareholder has the requisite exempted company, corporate, limited liability company or other similar power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. If the Supporting Sponsor Shareholder is an individual, the Supporting Sponsor Shareholder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary exempted company, corporate, limited liability company or other similar action on the part of the Supporting Sponsor Shareholder. This Agreement has been duly and validly executed and delivered by the Supporting Sponsor Shareholder and constitutes the valid, legal and binding agreements of the Supporting Sponsor Shareholder (assuming this Agreement has been, upon execution hereof, duly authorized, executed and delivered by the other Persons party hereto), enforceable against the Supporting Sponsor Shareholder in accordance with its terms (except as enforceability is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

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(c)       The execution and delivery of this Agreement by Supporting Sponsor Shareholder does not, and the performance by Supporting Sponsor Shareholder of its obligations hereunder will not (i) violate any provision of, or result in the breach of, any Law to which Supporting Sponsor Shareholder is subject or by which any property or asset of Supporting Sponsor Shareholder is bound, (ii) if Supporting Sponsor Shareholder is an entity, conflict with or result in a violation of the Governing Documents of Supporting Sponsor Shareholder, or (iii) violate any provision of or result in breach, default or acceleration under any Contract binding upon Supporting Sponsor Shareholder or, if Supporting Sponsor Shareholder is an entity, its Equity Securities or, require any consent or approval that has not been given or other action that has not been taken by any Person, except in the case of clause (i) or (iii) directly above, as would not reasonably be expected to prevent, enjoin or materially delay the performance by Supporting Sponsor Shareholder of its obligations under this Agreement.

(d)       No consent, notice, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of Supporting Sponsor Shareholder with respect to Supporting Sponsor Shareholder’s execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby, except for filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act.

(e)       As of the date hereof, there are no Proceedings pending against Supporting Sponsor Shareholder, or to the knowledge of Supporting Sponsor Shareholder threatened against Supporting Sponsor Shareholder, before (or, in the case of threatened Proceedings, that would be before) any arbitrator or any Governmental Entity, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Supporting Sponsor Shareholder of its obligations under this Agreement.

3.           Other Lock-Up Agreements. Pioneer represents and warrants to the Supporting Sponsor Shareholder that, as of the date hereof, each other Supporting Sponsor Shareholder has entered into or will enter into a Sponsor Lock-Up Agreement with the Company and Pioneer (each, an “Other Sponsor Lock-Up Agreement”) having terms and conditions that are no more favorable to such other Supporting Sponsor Shareholder than the terms and conditions contained in this Agreement. Pioneer represents and warrants to the Supporting Sponsor Shareholder that, as of the date hereof, each Key Company Shareholder has entered into or will enter into a Company Lock-Up Agreement with the Company and Pioneer (each, together with the Other Sponsor Lock-Up Agreements, an “Other Lock-Up Agreement”) substantially in the form attached as an exhibit to the Combination Agreement. Furthermore, and in addition to and without limiting the express provisions of Section 1(g), the Company and Pioneer hereby agree that, in the event that any Other Lock-Up Agreement includes (notwithstanding the representations and warranties in the previous two sentences), or is amended or modified (including by waiver of a Key Company Shareholder’s or Supporting Sponsor Shareholder’s obligations thereunder) to include, any terms or conditions that are more favorable to the applicable Key Company Shareholder or Supporting Sponsor Shareholder under such Other Lock-Up Agreement than those contained in this Agreement or any Other Lock-Up Agreement, the Company or Pioneer, as applicable, shall, promptly following the execution, amendment or modification (including by waiver) of such Other Lock-Up Agreement, offer to the Supporting Sponsor Shareholder the opportunity to amend or modify this Agreement to include such terms and conditions (or waive such obligations, if applicable).

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4.             Miscellaneous.

(a)       Termination. This Agreement, and all of the representations, warranties, agreements and covenants contained herein, shall automatically terminate, without any notice or other action by any party, and be void ab initio upon the earlier of (i) the termination of the Combination Agreement in accordance with its terms and (ii) the latest to occur of (A) the termination of the Insider Letter and (B) the end of the Lock-Up Period. Upon termination of this Agreement as provided in the immediately preceding sentence, none of the parties shall have any further obligations or liabilities under, or with respect to, this Agreement. Notwithstanding the foregoing or anything to the contrary in this Agreement, the termination of this Agreement pursuant to this Section 4(a) shall not affect any liability on the part of any party for a breach of any covenant or agreement set forth in this Agreement prior to such termination. The provisions of Section 4 of this Agreement, including this Section 4(a), shall survive any termination of this Agreement.

(b)       Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective Permitted Transferees and permitted successors and assigns. This Agreement and all obligations of Supporting Sponsor Shareholder are personal to Supporting Sponsor Shareholder and may not be transferred or delegated by Supporting Sponsor Shareholder (except to a Permitted Transferee) at any time without the prior written consent of Pioneer and the Company. Each of Pioneer and the Company may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Supporting Sponsor Shareholder.

(c)       Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d)       Incorporation by Reference. Supporting Sponsor Shareholder expressly agrees to be bound by the provisions of Sections 9.1 (Non-Survival), 9.5 (Fees and Expenses), 9.6 (Construction; Interpretation), 9.9 (Severability), 9.10 (Counterparts; Electronic Signatures), 9.12 (No Recourse), 9.13 (Extension; Waiver) (subject to Section 1(g) herein), 9.14 (Governing Law), 9.15 (Submission to Jurisdiction), 9.16 (Waiver of Jury Trial), 9.17 (Remedies) and 9.18 (Legal Representation) of the Combination Agreement as if an original party thereto, and that such provisions are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

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(e)       Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by facsimile (having obtained electronic delivery confirmation thereof), e-mail (having obtained electronic delivery confirmation thereof), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) (a) in the case of the Company or Pioneer, in accordance with Section 9.4 of the Combination Agreement and (b) in the case of the Supporting Sponsor Shareholder, to the address set forth below Supporting Sponsor Shareholder’s name on the signature page to this Agreement.

(f)       Amendment. Except as provided in Section 1(e) and Section 3, this Agreement may be amended or modified only by a written agreement executed and delivered by Pioneer, the Company Shareholder Representative and the Supporting Sponsor Shareholder. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any party or parties effected in a manner which does not comply with this Section 4(f) shall be void, ab initio.

(g)       Entire Agreement. This Agreement, together with the other agreements referenced herein, constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Combination Agreement or any Ancillary Documents. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Pioneer or the Company or any of the obligations of Supporting Sponsor Shareholder under any other agreement between Supporting Sponsor Shareholder and Pioneer or the Company or any certificate or instrument executed by Supporting Sponsor Shareholder in favor of Pioneer, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Pioneer or the Company or any of the obligations of Supporting Sponsor Shareholder under this Agreement.

(h)       Further Assurances. From time to time, at another party’s written request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

PIONEER MERGER CORP.

By:	/s/ Scott Carpenter
Name: Scott Carpenter
Title: Chief Operating Officer

ACORNS GROW INCORPORATED

By:
Name:
Title:

SUPPORTING SPONSOR SHAREHOLDER:

By:
Name: Oscar Salazar

Record and/or Beneficial Ownership:
Pioneer Class A Shares:
Pioneer Class B Shares:	40,000
Pioneer Warrants:

Address for Notice:
660 Madison Avenue, 19th Floor
New York, New York
10065
Attention: Oscar Salazar
Facsimile:
E-mail:

[Signature Page to Sponsor Lock-Up Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

ACORNS GROW INCORPORATED

By:	/s/ Noah Kerner
Name: Noah Kerner
Title: Chief Executive Officer

[Signature Page to Sponsor Lock-Up Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

PIONEER MERGER CORP.

By:
Name: Scott Carpenter
Title: Chief Operating Officer

ACORNS GROW INCORPORATED

By:
Name:
Title:

SUPPORTING SPONSOR SHAREHOLDER:

By:	/s/ Oscar Salazar
Name: Oscar Salazar

Record and/or Beneficial Ownership:
Pioneer Class A Shares:
Pioneer Class B Shares:	40,000
Pioneer Warrants:

Address for Notice:
660 Madison Avenue, 19th Floor New York, New York
10065
Attention: Oscar Salazar
Facsimile:
E-mail: oscar@ogonllc.com

[Signature Page to Sponsor Lock-Up Agreement]

SPONSOR LOCK-UP AGREEMENT

This SPONSOR LOCK-UP AGREEMENT (this “Agreement”), dated as of May 26, 2021, is made by and among (i) Pioneer Merger Corp, a Cayman Islands exempted company (“Pioneer”), (ii) Pioneer Merger Sponsor LLC, a Cayman Islands limited liability company (the “Supporting Sponsor Shareholder”) and holder of Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and/or warrants (issued pursuant to that certain Private Placement Warrants Purchase Agreement, dated January 7, 2021, by and between Pioneer and Pioneer Merger Sponsor LLC) as applicable, of Pioneer (the “Pioneer Equity Securities”), and (iii) Acorns Grow Incorporated, a Delaware corporation (the “Company”). Pioneer, the Supporting Sponsor Shareholder and the Company shall be referred to herein from time to time collectively as the “parties”. Capitalized terms used but not otherwise defined herein, including capitalized terms used in any provision incorporated herein pursuant to Section 3(d) hereof, shall have the meanings ascribed to such terms in the Combination Agreement (as defined below).

WHEREAS, Pioneer, Pioneer SPAC Merger Sub Inc., a Delaware corporation, and the Company entered into that certain Business Combination Agreement, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Combination Agreement”);

WHEREAS, as of the date hereof, the Supporting Sponsor Shareholder is the record and/or beneficial owner of the number of Pioneer Equity Securities set forth on the signature page hereto (together with any other Equity Securities of Pioneer that the Supporting Sponsor Shareholder holds of record and/or beneficially, as of the date of this Agreement, or acquires record and/or beneficial ownership of after the date hereof, collectively, the “Restricted Securities”);

WHEREAS, Pioneer, Supporting Sponsor Shareholder and the members of Pioneer’s board of directors and/or management team are party to that certain letter agreement, dated as of January 12, 2021 (the “Insider Letter”); and

WHEREAS, the Supporting Sponsor Shareholder acknowledges and agrees that the Company would not have entered into and agreed to consummate the transactions contemplated by the Combination Agreement, including the Merger, without the Supporting Sponsor Shareholder and Pioneer entering into this Agreement and agreeing to be bound by the agreements, covenants and obligations contained in this Agreement.

1

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound, hereby agree as follows:

1.            Lock-Up Provisions.

(a)            The Supporting Sponsor Shareholder hereby agrees not to (1) Transfer any Restricted Securities from and after the Closing and until the earlier of (w) the twelve (12) month anniversary of the date of the Closing, (x) the date after the Closing on which Pioneer completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Pioneer’s shareholders having the right to exchange their Class A ordinary shares in Pioneer for cash, securities or other property (clause (x), a “Liquidity Event”), (y) if after the Closing a third party makes a tender offer or similar transaction to all of Pioneer’s shareholders to acquire greater than 50% (which minimum condition shall be non-waivable) of the outstanding Pioneer Shares for cash, securities or other property (a “Third Party Tender”), the last day on which Pioneer Shares may be tendered or otherwise committed in connection with such Third Party Tender, provided that, if such Third Party Tender is not completed, the Lock-Up Period shall be revived and continue in accordance with its terms (and for the avoidance of doubt, such Pioneer Shares may only be Transferred pursuant to this clause (y) in the Third Party Tender itself and not otherwise outside the Third Party Tender), and (z) the trading day, if any, on which the closing price of the Class A ordinary shares of Pioneer equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) for any 20 consecutive trading days within a 30-trading day period commencing at least 150 days after the Closing Date (such period described in this clause (1), the “Lock-Up Period”), and (2) from and after the execution of the Combination Agreement and until the end of the Lock-Up Period, directly or indirectly, engage in any short sales or other hedging or derivative transactions in respect of the Restricted Securities that require the disclosure of such transaction on either Form 3 or Form 4 pursuant to the applicable requirements of Section 16 of the Exchange Act; provided that the foregoing restrictions shall not apply to the Transfer of any or all of the Restricted Securities owned by the Supporting Sponsor Shareholder made in respect of a Permitted Transfer (as defined below); provided, further, that in any of case of a Permitted Transfer, it shall be a condition to such Transfer that the transferee executes and delivers to Pioneer and the Company an agreement, in substantially the same form of this Agreement, stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to the Supporting Sponsor Shareholder, and there shall be no further Transfer of such Restricted Securities except in accordance with this Agreement. As used herein, “Transfer” shall mean (i) the sale of, offer to sell, contract or agreement to sell, hypothecation, pledge, loan, grant of any option, right or warrant to purchase or other disposal of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to any security, including any Restricted Security, (ii) entry into any swap, hedging, or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, including any Restricted Security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement or disclosure of any action or intention to effect any transaction specified in clause (i) or (ii). As used in this Agreement, the term “Permitted Transfer” shall mean a Transfer made: (A) in the case of Supporting Sponsor Shareholder being an individual, by gift to a member of one of the individual’s immediate family, or to a trust or other estate planning vehicle, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (B) in the case of Supporting Sponsor Shareholder being an individual, by virtue of laws of descent and distribution upon death of Supporting Sponsor Shareholder; (C) in the case of Supporting Sponsor Shareholder being an individual, pursuant to a qualified domestic relations order; (D) by pro rata distributions from Supporting Sponsor Shareholder to its members, partners, or shareholders pursuant to the Supporting Sponsor Shareholder’s organizational documents; (E) by virtue of applicable law or the Supporting Sponsor Shareholder’s organizational documents upon liquidation or dissolution of Supporting Sponsor Shareholder; (F) to Pioneer for no value for cancellation in connection with the consummation of a Liquidity Event; (G) in the event of Pioneer’s liquidation prior to the completion of a Liquidity Event or Third Party Tender; (H) in the event of completion of a liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of the Pioneer’s holders of Pioneer Restricted Securities having the right to exchange their Pioneer Restricted Securities for cash, securities or other property subsequent to the completion of a Liquidity Event; (I) in the case of the Supporting Sponsor Shareholder being an entity, to the Supporting Sponsor Shareholder’s officers or directors, any affiliate or family member of any of the Supporting Sponsor Shareholder’s officers or directors; or (J) to the Company in connection with the Supporting Sponsor Shareholder’s contribution of Restricted Securities to the Acorns Customer Loyalty Share Program. To the extent the Supporting Sponsor Shareholder is the Sponsor, it is agreed the term “Permitted Transfer” shall be deemed to include a Transfer made by any members or partners of the Sponsor or their affiliates, any affiliates of the Sponsor, or any employees of such affiliates.

2

(b)            If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and Pioneer shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Pioneer may impose stop-transfer instructions with respect to the Restricted Securities of Supporting Sponsor Shareholder (and Permitted Transferees thereof) until the end of the Lock-Up Period.

(c)            During the Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF MAY 26, 2021, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER NAMED THEREIN AND CERTAIN OTHER PARTIES NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(d)            For the avoidance of any doubt, Supporting Sponsor Shareholder shall retain all of its rights as a shareholder of Pioneer during the Lock-Up Period, including the right to vote, and to receive any dividends and distributions in respect of, any Restricted Securities.

(e)            Supporting Sponsor Shareholder shall comply with, and fully perform all of its obligations, covenants and agreements set forth in the Insider Letter. Supporting Sponsor Shareholder shall not permit the Insider Letter to be amended or modified without the Company’s consent.

(f)            At any time during the Lock-Up Period, the Company may, to the extent not prohibited by applicable Law and subject to Section 1(g), waive compliance by the Supporting Sponsor Shareholder with any of the agreements or conditions for the benefit of the Company set forth herein, provided that any such waiver shall be valid only if set forth in a written instrument signed on behalf of the Company.

3

(g)           If any Supporting Company Shareholder (as defined below) or Supporting Sponsor Shareholder is granted a release or waiver from or termination of any lock-up agreement (such holder, a “Triggering Holder”) executed in connection with the transactions contemplated by the Combination Agreement prior to the expiration of the Lock-Up Period, then the Company and Pioneer (i) shall provide written notice to the Supporting Sponsor Shareholder of the terms of such release, waiver or termination and (ii) shall be deemed to have granted a release, waiver or termination of this Agreement in respect of the Supporting Sponsor Shareholder’s obligations hereunder on the same terms and on a pro-rata basis with respect to such number of Restricted Securities (rounded down to the nearest whole security) equal to the product of (i) the total percentage of Restricted Securities (as defined in the Triggering Holder’s lock-up agreement) held by the Triggering Holder immediately following the consummation of the Closing that are being released from the applicable lock-up agreement multiplied by (ii) the total number of Restricted Securities held by the Supporting Sponsor Shareholder immediately following the consummation of the Closing.

2.            Representations and Warranties of Supporting Sponsor Shareholder. Supporting Sponsor Shareholder represents and warrants to the Company as follows:

(a)            The Supporting Sponsor Shareholder is (i) an exempted company, corporation, limited liability company or other applicable business entity duly organized, incorporated or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of organization, incorporation or formation (as applicable) or (ii) an individual.

(b)           If the Supporting Sponsor Shareholder is not an individual, the Supporting Sponsor Shareholder has the requisite exempted company, corporate, limited liability company or other similar power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. If the Supporting Sponsor Shareholder is an individual, the Supporting Sponsor Shareholder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary exempted company, corporate, limited liability company or other similar action on the part of the Supporting Sponsor Shareholder. This Agreement has been duly and validly executed and delivered by the Supporting Sponsor Shareholder and constitutes the valid, legal and binding agreements of the Supporting Sponsor Shareholder (assuming this Agreement has been, upon execution hereof, duly authorized, executed and delivered by the other Persons party hereto), enforceable against the Supporting Sponsor Shareholder in accordance with its terms (except as enforceability is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

4

(c)            The execution and delivery of this Agreement by Supporting Sponsor Shareholder does not, and the performance by Supporting Sponsor Shareholder of its obligations hereunder will not (i) violate any provision of, or result in the breach of, any Law to which Supporting Sponsor Shareholder is subject or by which any property or asset of Supporting Sponsor Shareholder is bound, (ii) if Supporting Sponsor Shareholder is an entity, conflict with or result in a violation of the Governing Documents of Supporting Sponsor Shareholder, or (iii) violate any provision of or result in breach, default or acceleration under any Contract binding upon Supporting Sponsor Shareholder or, if Supporting Sponsor Shareholder is an entity, its Equity Securities or, require any consent or approval that has not been given or other action that has not been taken by any Person, except in the case of clause (i) or (iii) directly above, as would not reasonably be expected to prevent, enjoin or materially delay the performance by Supporting Sponsor Shareholder of its obligations under this Agreement.

(d)            No consent, notice, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of Supporting Sponsor Shareholder with respect to Supporting Sponsor Shareholder’s execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby, except for filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act.

(e)            As of the date hereof, there are no Proceedings pending against Supporting Sponsor Shareholder, or to the knowledge of Supporting Sponsor Shareholder threatened against Supporting Sponsor Shareholder, before (or, in the case of threatened Proceedings, that would be before) any arbitrator or any Governmental Entity, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Supporting Sponsor Shareholder of its obligations under this Agreement.

3.            Other Lock-Up Agreements. Pioneer represents and warrants to the Supporting Sponsor Shareholder that, as of the date hereof, each other Supporting Sponsor Shareholder has entered into or will enter into a Sponsor Lock-Up Agreement with the Company and Pioneer (each, an “Other Sponsor Lock-Up Agreement”) having terms and conditions that are no more favorable to such other Supporting Sponsor Shareholder than the terms and conditions contained in this Agreement. Pioneer represents and warrants to the Supporting Sponsor Shareholder that, as of the date hereof, each Key Company Shareholder has entered into or will enter into a Company Lock-Up Agreement with the Company and Pioneer (each, together with the Other Sponsor Lock-Up Agreements, an “Other Lock-Up Agreement”) substantially in the form attached as an exhibit to the Combination Agreement. Furthermore, and in addition to and without limiting the express provisions of Section 1(g), the Company and Pioneer hereby agree that, in the event that any Other Lock-Up Agreement includes (notwithstanding the representations and warranties in the previous two sentences), or is amended or modified (including by waiver of a Key Company Shareholder’s or Supporting Sponsor Shareholder’s obligations thereunder) to include, any terms or conditions that are more favorable to the applicable Key Company Shareholder or Supporting Sponsor Shareholder under such Other Lock-Up Agreement than those contained in this Agreement or any Other Lock-Up Agreement, the Company or Pioneer, as applicable, shall, promptly following the execution, amendment or modification (including by waiver) of such Other Lock-Up Agreement, offer to the Supporting Sponsor Shareholder the opportunity to amend or modify this Agreement to include such terms and conditions (or waive such obligations, if applicable).

5

4.            Miscellaneous.

(a)            Termination. This Agreement, and all of the representations, warranties, agreements and covenants contained herein, shall automatically terminate, without any notice or other action by any party, and be void ab initio upon the earlier of (i) the termination of the Combination Agreement in accordance with its terms and (ii) the latest to occur of (A) the termination of the Insider Letter and (B) the end of the Lock-Up Period. Upon termination of this Agreement as provided in the immediately preceding sentence, none of the parties shall have any further obligations or liabilities under, or with respect to, this Agreement. Notwithstanding the foregoing or anything to the contrary in this Agreement, the termination of this Agreement pursuant to this Section 4(a) shall not affect any liability on the part of any party for a breach of any covenant or agreement set forth in this Agreement prior to such termination. The provisions of Section 4 of this Agreement, including this Section 4(a), shall survive any termination of this Agreement.

(b)            Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective Permitted Transferees and permitted successors and assigns. This Agreement and all obligations of Supporting Sponsor Shareholder are personal to Supporting Sponsor Shareholder and may not be transferred or delegated by Supporting Sponsor Shareholder (except to a Permitted Transferee) at any time without the prior written consent of Pioneer and the Company. Each of Pioneer and the Company may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Supporting Sponsor Shareholder.

(c)            Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d)            Incorporation by Reference. Supporting Sponsor Shareholder expressly agrees to be bound by the provisions of Sections 9.1 (Non-Survival), 9.5 (Fees and Expenses), 9.6 (Construction; Interpretation), 9.9 (Severability), 9.10 (Counterparts; Electronic Signatures), 9.12 (No Recourse), 9.13 (Extension; Waiver) (subject to Section 1(g) herein), 9.14 (Governing Law), 9.15 (Submission to Jurisdiction), 9.16 (Waiver of Jury Trial), 9.17 (Remedies) and 9.18 (Legal Representation) of the Combination Agreement as if an original party thereto, and that such provisions are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

6

(e)            Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by facsimile (having obtained electronic delivery confirmation thereof), e-mail (having obtained electronic delivery confirmation thereof), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) (a) in the case of the Company or Pioneer, in accordance with Section 9.4 of the Combination Agreement and (b) in the case of the Supporting Sponsor Shareholder, to the address set forth below Supporting Sponsor Shareholder’s name on the signature page to this Agreement.

(f)            Amendment. Except as provided in Section 1(e) and Section 3, this Agreement may be amended or modified only by a written agreement executed and delivered by Pioneer, the Company Shareholder Representative and the Supporting Sponsor Shareholder. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any party or parties effected in a manner which does not comply with this Section 4(f) shall be void, ab initio.

(g)            Entire Agreement. This Agreement, together with the other agreements referenced herein, constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Combination Agreement or any Ancillary Documents. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Pioneer or the Company or any of the obligations of Supporting Sponsor Shareholder under any other agreement between Supporting Sponsor Shareholder and Pioneer or the Company or any certificate or instrument executed by Supporting Sponsor Shareholder in favor of Pioneer, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Pioneer or the Company or any of the obligations of Supporting Sponsor Shareholder under this Agreement.

(h)            Further Assurances. From time to time, at another party’s written request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

[signature page follows]

7

IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

PIONEER MERGER CORP.

By:	/s/ Scott Carpenter
	Name:	Scott Carpenter
	Title:	Chief Operating Officer

ACORNS GROW INCORPORATED

By:
Name:
Title:

SUPPORTING SPONSOR SHAREHOLDER:

PIONEER MERGER SPONSOR LLC

By:
	Name:	Richard Gerson
	Title:	Manager

Record and/or Beneficial Ownership:
Pioneer Class A Shares:
Pioneer Class B Shares:	9,942,500
Pioneer Warrants:	6,700,000

Address for Notice:
660 Madison Avenue, 19th Floor
New York, New York
10065
Attention: Richard Gerson
Facsimile:
E-mail:	rgerson@falconedgecap.com
notices@falconedgecap.com

[Signature Page to Sponsor Lock-Up Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

ACORNS GROW INCORPORATED

By:	/s/ Noah Kerner
Name: Noah Kerner
Title: Chief Executive Officer

[Signature Page to Sponsor Lock-Up Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

PIONEER MERGER CORP.

By:
	Name:	Scott Carpenter
	Title:	Chief Operating Officer

ACORNS GROW INCORPORATED

By:
Name:
Title:

SUPPORTING SPONSOR SHAREHOLDER:

PIONEER MERGER SPONSOR LLC

By:	/s/ Richard Gerson
	Name:	Richard Gerson
	Title:	Manager

Record and/or Beneficial Ownership:
Pioneer Class A Shares:
Pioneer Class B Shares:	9,942,500
Pioneer Warrants:	6,700,000

Address for Notice:
660 Madison Avenue, 19th Floor
New York, New York
10065
Attention: Richard Gerson
Facsimile:

E-mail:	rgerson@falconedgecap.com
notices@falconedgecap.com

[Signature Page to Sponsor Lock-Up Agreement]

SPONSOR LOCK-UP AGREEMENT

This SPONSOR LOCK-UP AGREEMENT (this “Agreement”), dated as of May 26, 2021, is made by and among (i) Pioneer Merger Corp, a Cayman Islands exempted company (“Pioneer”), (ii) the undersigned director of Pioneer (the “Supporting Sponsor Shareholder”), a holder of Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and/or warrants (issued pursuant to that certain Private Placement Warrants Purchase Agreement, dated January 7, 2021, by and between Pioneer and Pioneer Merger Sponsor LLC) as applicable, of Pioneer (the “Pioneer Equity Securities”), and (iii) Acorns Grow Incorporated, a Delaware corporation (the “Company”). Pioneer, the Supporting Sponsor Shareholder and the Company shall be referred to herein from time to time collectively as the “parties”. Capitalized terms used but not otherwise defined herein, including capitalized terms used in any provision incorporated herein pursuant to Section 3(d) hereof, shall have the meanings ascribed to such terms in the Combination Agreement (as defined below).

WHEREAS, Pioneer, Pioneer SPAC Merger Sub Inc., a Delaware corporation, and the Company entered into that certain Business Combination Agreement, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Combination Agreement”);

WHEREAS, as of the date hereof, the Supporting Sponsor Shareholder is the record and/or beneficial owner of the number of Pioneer Equity Securities set forth on the signature page hereto (together with any other Equity Securities of Pioneer that the Supporting Sponsor Shareholder holds of record and/or beneficially, as of the date of this Agreement, or acquires record and/or beneficial ownership of after the date hereof, collectively, the “Restricted Securities”);

WHEREAS, Pioneer, Supporting Sponsor Shareholder and the members of Pioneer’s board of directors and/or management team are party to that certain letter agreement, dated as of January 12, 2021 (the “Insider Letter”); and

WHEREAS, the Supporting Sponsor Shareholder acknowledges and agrees that the Company would not have entered into and agreed to consummate the transactions contemplated by the Combination Agreement, including the Merger, without the Supporting Sponsor Shareholder and Pioneer entering into this Agreement and agreeing to be bound by the agreements, covenants and obligations contained in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound, hereby agree as follows:

1.             Lock-Up Provisions.

(a)           The Supporting Sponsor Shareholder hereby agrees not to (1) Transfer any Restricted Securities from and after the Closing and until the earlier of (w) the twelve (12) month anniversary of the date of the Closing, (x) the date after the Closing on which Pioneer completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Pioneer’s shareholders having the right to exchange their Class A ordinary shares in Pioneer for cash, securities or other property (clause (x), a “Liquidity Event”), (y) if after the Closing a third party makes a tender offer or similar transaction to all of Pioneer’s shareholders to acquire greater than 50% (which minimum condition shall be non-waivable) of the outstanding Pioneer Shares for cash, securities or other property (a “Third Party Tender”), the last day on which Pioneer Shares may be tendered or otherwise committed in connection with such Third Party Tender, provided that, if such Third Party Tender is not completed, the Lock-Up Period shall be revived and continue in accordance with its terms (and for the avoidance of doubt, such Pioneer Shares may only be Transferred pursuant to this clause (y) in the Third Party Tender itself and not otherwise outside the Third Party Tender), and (z) the trading day, if any, on which the closing price of the Class A ordinary shares of Pioneer equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) for any 20 consecutive trading days within a 30-trading day period commencing at least 150 days after the Closing Date (such period described in this clause (1), the “Lock-Up Period”), and (2) from and after the execution of the Combination Agreement and until the end of the Lock-Up Period, directly or indirectly, engage in any short sales or other hedging or derivative transactions in respect of the Restricted Securities that require the disclosure of such transaction on either Form 3 or Form 4 pursuant to the applicable requirements of Section 16 of the Exchange Act; provided that the foregoing restrictions shall not apply to the Transfer of any or all of the Restricted Securities owned by the Supporting Sponsor Shareholder made in respect of a Permitted Transfer (as defined below); provided, further, that in any of case of a Permitted Transfer, it shall be a condition to such Transfer that the transferee executes and delivers to Pioneer and the Company an agreement, in substantially the same form of this Agreement, stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to the Supporting Sponsor Shareholder, and there shall be no further Transfer of such Restricted Securities except in accordance with this Agreement. As used herein, “Transfer” shall mean (i) the sale of, offer to sell, contract or agreement to sell, hypothecation, pledge, loan, grant of any option, right or warrant to purchase or other disposal of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to any security, including any Restricted Security, (ii) entry into any swap, hedging, or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, including any Restricted Security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement or disclosure of any action or intention to effect any transaction specified in clause (i) or (ii). As used in this Agreement, the term “Permitted Transfer” shall mean a Transfer made: (A) in the case of Supporting Sponsor Shareholder being an individual, by gift to a member of one of the individual’s immediate family, or to a trust or other estate planning vehicle, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (B) in the case of Supporting Sponsor Shareholder being an individual, by virtue of laws of descent and distribution upon death of Supporting Sponsor Shareholder; (C) in the case of Supporting Sponsor Shareholder being an individual, pursuant to a qualified domestic relations order; (D) by pro rata distributions from Supporting Sponsor Shareholder to its members, partners, or shareholders pursuant to the Supporting Sponsor Shareholder’s organizational documents; (E) by virtue of applicable law or the Supporting Sponsor Shareholder’s organizational documents upon liquidation or dissolution of Supporting Sponsor Shareholder; (F) to Pioneer for no value for cancellation in connection with the consummation of a Liquidity Event; (G) in the event of Pioneer’s liquidation prior to the completion of a Liquidity Event or Third Party Tender; (H) in the event of completion of a liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of the Pioneer’s holders of Pioneer Restricted Securities having the right to exchange their Pioneer Restricted Securities for cash, securities or other property subsequent to the completion of a Liquidity Event; (I) in the case of the Supporting Sponsor Shareholder being an entity, to the Supporting Sponsor Shareholder’s officers or directors, any affiliate or family member of any of the Supporting Sponsor Shareholder’s officers or directors; or (J) to the Company in connection with the Supporting Sponsor Shareholder’s contribution of Restricted Securities to the Acorns Customer Loyalty Share Program. To the extent the Supporting Sponsor Shareholder is the Sponsor, it is agreed the term “Permitted Transfer” shall be deemed to include a Transfer made by any members or partners of the Sponsor or their affiliates, any affiliates of the Sponsor, or any employees of such affiliates.

(b)           If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and Pioneer shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Pioneer may impose stop-transfer instructions with respect to the Restricted Securities of Supporting Sponsor Shareholder (and Permitted Transferees thereof) until the end of the Lock-Up Period.

(c)           During the Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF MAY 26, 2021, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER NAMED THEREIN AND CERTAIN OTHER PARTIES NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(d)           For the avoidance of any doubt, Supporting Sponsor Shareholder shall retain all of its rights as a shareholder of Pioneer during the Lock-Up Period, including the right to vote, and to receive any dividends and distributions in respect of, any Restricted Securities.

(e)           Supporting Sponsor Shareholder shall comply with, and fully perform all of its obligations, covenants and agreements set forth in the Insider Letter. Supporting Sponsor Shareholder shall not permit the Insider Letter to be amended or modified without the Company’s consent.

(f)            At any time during the Lock-Up Period, the Company may, to the extent not prohibited by applicable Law and subject to Section 1(g), waive compliance by the Supporting Sponsor Shareholder with any of the agreements or conditions for the benefit of the Company set forth herein, provided that any such waiver shall be valid only if set forth in a written instrument signed on behalf of the Company.

(g)           If any Supporting Company Shareholder (as defined below) or Supporting Sponsor Shareholder is granted a release or waiver from or termination of any lock-up agreement (such holder, a “Triggering Holder”) executed in connection with the transactions contemplated by the Combination Agreement prior to the expiration of the Lock-Up Period, then the Company and Pioneer (i) shall provide written notice to the Supporting Sponsor Shareholder of the terms of such release, waiver or termination and (ii) shall be deemed to have granted a release, waiver or termination of this Agreement in respect of the Supporting Sponsor Shareholder’s obligations hereunder on the same terms and on a pro-rata basis with respect to such number of Restricted Securities (rounded down to the nearest whole security) equal to the product of (i) the total percentage of Restricted Securities (as defined in the Triggering Holder’s lock-up agreement) held by the Triggering Holder immediately following the consummation of the Closing that are being released from the applicable lock-up agreement multiplied by (ii) the total number of Restricted Securities held by the Supporting Sponsor Shareholder immediately following the consummation of the Closing.

2.             Representations and Warranties of Supporting Sponsor Shareholder. Supporting Sponsor Shareholder represents and warrants to the Company as follows:

(a)           The Supporting Sponsor Shareholder is (i) an exempted company, corporation, limited liability company or other applicable business entity duly organized, incorporated or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of organization, incorporation or formation (as applicable) or (ii) an individual.

(b)           If the Supporting Sponsor Shareholder is not an individual, the Supporting Sponsor Shareholder has the requisite exempted company, corporate, limited liability company or other similar power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. If the Supporting Sponsor Shareholder is an individual, the Supporting Sponsor Shareholder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary exempted company, corporate, limited liability company or other similar action on the part of the Supporting Sponsor Shareholder. This Agreement has been duly and validly executed and delivered by the Supporting Sponsor Shareholder and constitutes the valid, legal and binding agreements of the Supporting Sponsor Shareholder (assuming this Agreement has been, upon execution hereof, duly authorized, executed and delivered by the other Persons party hereto), enforceable against the Supporting Sponsor Shareholder in accordance with its terms (except as enforceability is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(c)           The execution and delivery of this Agreement by Supporting Sponsor Shareholder does not, and the performance by Supporting Sponsor Shareholder of its obligations hereunder will not (i) violate any provision of, or result in the breach of, any Law to which Supporting Sponsor Shareholder is subject or by which any property or asset of Supporting Sponsor Shareholder is bound, (ii) if Supporting Sponsor Shareholder is an entity, conflict with or result in a violation of the Governing Documents of Supporting Sponsor Shareholder, or (iii) violate any provision of or result in breach, default or acceleration under any Contract binding upon Supporting Sponsor Shareholder or, if Supporting Sponsor Shareholder is an entity, its Equity Securities or, require any consent or approval that has not been given or other action that has not been taken by any Person, except in the case of clause (i) or (iii) directly above, as would not reasonably be expected to prevent, enjoin or materially delay the performance by Supporting Sponsor Shareholder of its obligations under this Agreement.

(d)           No consent, notice, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of Supporting Sponsor Shareholder with respect to Supporting Sponsor Shareholder’s execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby, except for filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act.

(e)           As of the date hereof, there are no Proceedings pending against Supporting Sponsor Shareholder, or to the knowledge of Supporting Sponsor Shareholder threatened against Supporting Sponsor Shareholder, before (or, in the case of threatened Proceedings, that would be before) any arbitrator or any Governmental Entity, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Supporting Sponsor Shareholder of its obligations under this Agreement.

3.             Other Lock-Up Agreements. Pioneer represents and warrants to the Supporting Sponsor Shareholder that, as of the date hereof, each other Supporting Sponsor Shareholder has entered into or will enter into a Sponsor Lock-Up Agreement with the Company and Pioneer (each, an “Other Sponsor Lock-Up Agreement”) having terms and conditions that are no more favorable to such other Supporting Sponsor Shareholder than the terms and conditions contained in this Agreement. Pioneer represents and warrants to the Supporting Sponsor Shareholder that, as of the date hereof, each Key Company Shareholder has entered into or will enter into a Company Lock-Up Agreement with the Company and Pioneer (each, together with the Other Sponsor Lock-Up Agreements, an “Other Lock-Up Agreement”) substantially in the form attached as an exhibit to the Combination Agreement. Furthermore, and in addition to and without limiting the express provisions of Section 1(g), the Company and Pioneer hereby agree that, in the event that any Other Lock-Up Agreement includes (notwithstanding the representations and warranties in the previous two sentences), or is amended or modified (including by waiver of a Key Company Shareholder’s or Supporting Sponsor Shareholder’s obligations thereunder) to include, any terms or conditions that are more favorable to the applicable Key Company Shareholder or Supporting Sponsor Shareholder under such Other Lock-Up Agreement than those contained in this Agreement or any Other Lock-Up Agreement, the Company or Pioneer, as applicable, shall, promptly following the execution, amendment or modification (including by waiver) of such Other Lock-Up Agreement, offer to the Supporting Sponsor Shareholder the opportunity to amend or modify this Agreement to include such terms and conditions (or waive such obligations, if applicable).

4.             Miscellaneous.

(a)           Termination. This Agreement, and all of the representations, warranties, agreements and covenants contained herein, shall automatically terminate, without any notice or other action by any party, and be void ab initio upon the earlier of (i) the termination of the Combination Agreement in accordance with its terms and (ii) the latest to occur of (A) the termination of the Insider Letter and (B) the end of the Lock-Up Period. Upon termination of this Agreement as provided in the immediately preceding sentence, none of the parties shall have any further obligations or liabilities under, or with respect to, this Agreement. Notwithstanding the foregoing or anything to the contrary in this Agreement, the termination of this Agreement pursuant to this Section 4(a) shall not affect any liability on the part of any party for a breach of any covenant or agreement set forth in this Agreement prior to such termination. The provisions of Section 4 of this Agreement, including this Section 4(a), shall survive any termination of this Agreement.

(b)           Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective Permitted Transferees and permitted successors and assigns. This Agreement and all obligations of Supporting Sponsor Shareholder are personal to Supporting Sponsor Shareholder and may not be transferred or delegated by Supporting Sponsor Shareholder (except to a Permitted Transferee) at any time without the prior written consent of Pioneer and the Company. Each of Pioneer and the Company may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Supporting Sponsor Shareholder.

(c)           Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d)           Incorporation by Reference. Supporting Sponsor Shareholder expressly agrees to be bound by the provisions of Sections 9.1 (Non-Survival), 9.5 (Fees and Expenses), 9.6 (Construction; Interpretation), 9.9 (Severability), 9.10 (Counterparts; Electronic Signatures), 9.12 (No Recourse), 9.13 (Extension; Waiver) (subject to Section 1(g) herein), 9.14 (Governing Law), 9.15 (Submission to Jurisdiction), 9.16 (Waiver of Jury Trial), 9.17 (Remedies) and 9.18 (Legal Representation) of the Combination Agreement as if an original party thereto, and that such provisions are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

(e)           Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by facsimile (having obtained electronic delivery confirmation thereof), e-mail (having obtained electronic delivery confirmation thereof), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) (a) in the case of the Company or Pioneer, in accordance with Section 9.4 of the Combination Agreement and (b) in the case of the Supporting Sponsor Shareholder, to the address set forth below Supporting Sponsor Shareholder’s name on the signature page to this Agreement.

(f)            Amendment. Except as provided in Section 1(e) and Section 3, this Agreement may be amended or modified only by a written agreement executed and delivered by Pioneer, the Company Shareholder Representative and the Supporting Sponsor Shareholder. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any party or parties effected in a manner which does not comply with this Section 4(f) shall be void, ab initio.

(g)           Entire Agreement. This Agreement, together with the other agreements referenced herein, constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Combination Agreement or any Ancillary Documents. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Pioneer or the Company or any of the obligations of Supporting Sponsor Shareholder under any other agreement between Supporting Sponsor Shareholder and Pioneer or the Company or any certificate or instrument executed by Supporting Sponsor Shareholder in favor of Pioneer, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Pioneer or the Company or any of the obligations of Supporting Sponsor Shareholder under this Agreement.

(h)           Further Assurances. From time to time, at another party’s written request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

[signature page follows]

IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

PIONEER MERGER CORP.

By:	/s/ Scott Carpenter
Name: Scott Carpenter
Title: Chief Operating Officer

ACORNS GROW INCORPORATED

By:
Name:
Title:

SUPPORTING SPONSOR SHAREHOLDER:

By:
Name: Todd Davis

Record and/or Beneficial Ownership:
Pioneer Class A Shares:
Pioneer Class B Shares:	40,000
Pioneer Warrants:

Address for Notice:
660 Madison Avenue, 19th Floor
New York, New York
10065
Attention: Todd Davis
Facsimile:
E-mail:

[Signature Page to Sponsor Lock-Up Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

ACORNS GROW INCORPORATED

By:	/s/ Noah Kerner
Name: Noah Kerner
Title: Cheif Executive Officer

[Signature Page to Sponsor Lock-Up Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Lock-Up Agreement to be duly executed on its behalf as of the day and year first above written.

PIONEER MERGER CORP.

By:
Name: Scott Carpenter
Title: Chief Operating Officer

ACORNS GROW INCORPORATED

By:
Name:
Title:

SUPPORTING SPONSOR SHAREHOLDER:

By:	/s/ Todd Davis
Name: Todd Davis

Record and/or Beneficial Ownership:
Pioneer Class A Shares:
Pioneer Class B Shares:	40,000
Pioneer Warrants:

Address for Notice:
660 Madison Avenue, 19th Floor
New York, New York
10065
Attention: Todd Davis
Facsimile: 6026842112
E-mail: LIFEdockCEO@gmail.com

[Signature Page to Sponsor Lock-Up Agreement]